Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 10 to Registration Statement No. 33-53399 on Form N-1A of our report dated August 9, 2002 appearing in the June 30, 2002 Annual Report of Merrill Lynch Global SmallCap Fund, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York October 10, 2002